UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 20, 2015

GENSPERA, INC.

(Exact name of registrant as specified in Charter)

Delaware	0001421204	20-0438951
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

2511 N Loop 1604 W, Suite 204

San Antonio, TX 78258

(Address of Principal Executive Offices)

210-479-8112

(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On May 20, 2015, GenSpera, Inc. (the “Company”) issued a press release announcing that Craig A. Dionne, Ph.D., the Company’s chief executive officer, will serve as an industry expert on H.C. Wainwright & Co.’s Industry Breakfast Panel on Saturday, May 30, 2015 at the Hyatt Regency McCormick Place in Chicago, Illinois.

The Company also announced that a presentation is available on the Company’s website showing top line data on its Phase II hepatocellular carcinoma trial. A copy of the presentation is attached to this report as Exhibit 99.01

A copy of the press release is attached to this report as Exhibit 99.02.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
99.01	Copy of Presentation.
99.02	Press Release Dated May 20, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 20, 2015

GenSpera, Inc.

By:	/s/ Craig Dionne
Craig Dionne
Chief Executive Officer

INDEX OF EXHIBITS

Exhibit No.	Description
99.01	Copy of Presentation.
99.02	Press Release Dated May 20, 2015.